The date of the supplement is July 30, 2010.

E150-041 7/30/10

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional Core Plus Fund

Supplement to prospectus dated October 1, 2009

The fee table and example on page 1 are revised to reflect the lowering of the fund`s management fee from 0.45% to 0.40% as follows:

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.40%a
Other expenses	0.00%
Acquired fund fees and expenses	0.05%
Total annual fund operating expenses	0.45%
Fee waiver/reimbursement	0.05%
Total annual fund operating expenses after fee waiver/expense reimbursement	0.40%

a Expenses have been restated to reflect current fees.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$128	$224	$505

The paragraph under "Management Fee" on page 18 is revised as follows:

The fund pays T. Rowe Price an annual all-inclusive fee of 0.40% based on its average daily net assets. The fund calculates and accrues the fee daily. The management fee includes ordinary, recurring operating expenses but does not cover interest, taxes, brokerage, or nonrecurring or extraordinary items.